Accounts Receivable, Net (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Jun. 30, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable, trade	$ 1,792,961	$ 1,780,137
Allowance for doubtful accounts	(10,518)	(10,472)
Non-trade accounts receivable	84,872	75,550
Notes receivable	124,969	132,641
Total	$ 1,992,284	$ 1,977,856